Vanguard Wellesley® Income Fund

Supplement Dated May 27, 2022, to the Statement of Additional Information Dated January 31, 2022
Statement of Additional Information Text Change
In the Investment Strategies, Risks, and Nonfundamental Policies section, the following is added as the second paragraph under the heading “Environmental, Social, and Governance (ESG) Considerations”:
A fund’s advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, the advisor will engage with particular issuers held by a fund to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of the fund.
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SAI 027F 052022